STONE HARBOR INVESTMENT FUNDS

Stone Harbor Investment Grade Fund

Supplement dated May 24, 2021 to the Prospectus and Statement of Additional Information (collectively, the “Prospectus”), dated September 30, 2020

NOTICE OF LIQUIDATION OF STONE HARBOR INVESTMENT GRADE FUND

On April 21, 2021, the Board of Trustees of Stone Harbor Investment Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation of the Stone Harbor Investment Grade Fund (the “Fund”), a series of the Trust. Accordingly, at the close of business on May 21, 2021 (the “Effective Date”), the Fund was liquidated. As of the Effective Date, all references to the Fund in the Prospectus are removed.